Exhibit 99.2

FINANCIAL GUIDANCE

In our third quarter 2006 Earnings Conference Call to be held at 2:00 P.M. (EDT) on August 22, 2006, we will provide the following guidance regarding our expected results of operations for our fourth quarter and fiscal year ending October 31, 2006. In addition, we will also provide guidance relating to our expected deliveries and the average delivered price of our traditional homes and expected percentage of completion revenues for the quarter ending January 31, 2007 and for the fiscal year ending October 31, 2007. These forecasts are subject to many risks, uncertainties and assumptions and may vary significantly from the actual results, as further noted below. Information with respect to quarterly data is subject to even greater fluctuation and risk. We undertake no obligation to publicly update the information provided due to changes in economic conditions, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted. We suggest that you listen to the conference call in its entirety. The conference call in its entirety can be heard via the Investor Relations portion of our website, www.tollbrothers.com, until October 31, 2006.

For ease of reference, we have included the actual results for fiscal 2005 and for the quarters ended January 31, 2006, April 30, 2006 and July 31, 2006. The columns designated as “Low” and “High” represent the low and high ends of the ranges for unit deliveries of homes, average delivered price of homes, land sales revenues, percentage of completion revenues, cost of revenue by line as a percentage of the applicable revenue, and interest and selling, general and administrative expenses (“SG&A”) as a percentage of total revenues expected for fiscal 2006. We expect that the actual results of operations will be somewhere between the low end and the high end of the ranges provided.

Unit deliveries of homes, average delivered price of homes, land sales and percentage of completion revenues in fiscal 2006 are expected to be:

Revenues
Traditional home sales
Unit deliveries
			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	1,590	1,879
Quarter ended April 30	1,912	2,063
Quarter ended July 31	2,310	2,157
Quarter ending October 31	2,957		2,500	2,800
Year	8,769		8,600	8,900
Average delivered price
			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	$622,074	$680,526
Quarter ended April 30	$641,212	$678,855
Quarter ended July 31	$665,151	$690,267
Quarter ending October 31	$678,968		$695,000	$705,000
Year	$656,780		$685,000	$690,000
Percentage of completion revenues (in thousands)
			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	N/A	$57,569
Quarter ended April 30	N/A	$39,955
Quarter ended July 31	N/A	$41,163
Quarter ending October 31	N/A		$75,000	$80,000
Year	N/A		$215,000	$220,000

Land sales (in thousands)
			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	$1,225	$4,678
Quarter ended April 30	$9,800	$2,100
Quarter ended July 31	$10,583	$1,145
Quarter ending October 31	$12,516		$4,500	$4,500
Year	$34,124		$12,400	$12,400

Cost of revenues for traditional home sales, percentage of completion and land sales revenues as a percentage of the applicable revenues and interest as a percentage of total revenues in fiscal 2006 are expected to be:

Cost of revenues
Traditional home sales
			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	69.30%	69.14%
Quarter ended April 30	67.75%	69.73%
Quarter ended July 31	66.63%	70.66%
Quarter ending October 31	67.88%		70.20%	70.00%
Year	67.76%		70.00%	69.90%
Percentage of completion
			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	N/A	82.24%
Quarter ended April 30	N/A	78.03%
Quarter ended July 31	N/A	77.73%
Quarter ending October 31	N/A		78.00%	78.00%
Year	N/A		79.00%	79.00%
Land sales
			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	63.59%	82.01%
Quarter ended April 30	54.24%	100.14%
Quarter ended July 31	90.82%	78.86%
Quarter ending October 31	69.58%		90.00%	90.00%
Year	71.55%		87.70%	87.70%
Interest
			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	2.20%	2.14%
Quarter ended April 30	2.28%	2.07%
Quarter ended July 31	2.30%	1.95%
Quarter ending October 31	1.97%		2.10%	2.10%
Year	2.16%		2.10%	2.10%

Selling, general and administrative expenses as a percentage of total revenues in fiscal 2006 are expected to be:

			2006 Estimated

	2005 Actual	2006 Actual	Low	High

Quarter ended January 31	10.81%	10.38%
Quarter ended April 30	9.42%	9.85%
Quarter ended July 31	8.16%	9.67%
Quarter ending October 31	6.59%		8.70%	8.50%
Year	8.33%		9.60%	9.50%

Income from unconsolidated entities for fiscal 2006 is expected to be approximately (in thousands):

	2005 Actual	2006 Actual	2006 Estimated

Quarter ended January 31	$1,935	$16,569
Quarter ended April 30	$3,373	$12,824
Quarter ended July 31	$4,231	$7,269
Quarter ending October 31	$18,205		$12,000
Year	$27,744		$49,000

Interest and other income for fiscal 2006 is expected to be approximately (in thousands):

	2005 Actual	2006 Actual	2006 Estimated

Quarter ended January 31	$6,883	$11,327
Quarter ended April 30	$9,109	$10,966
Quarter ended July 31	$10,583	$9,699
Quarter ending October 31	$14,622		$7,000
Year	$41,197		$39,000

Our effective income tax rate is expected to be approximately:

	2005 Actual	2006 Actual	2006 Estimated

Quarter ended January 31	40.1%	38.32%
Quarter ended April 30	36.5%	38.53%
Quarter ended July 31	40.6%	38.78%
Quarter ending October 31	39.0%		39.10%
Year	39.1%		38.70%

Diluted earnings per share is expected to be:

			2006 Estimated
	2005 Actual	2006 Actual
			Low	High

Quarter ended January 31	$0.66	$0.98
Quarter ended April 30	1.00	1.06
Quarter ended July 31	1.27	1.07
Quarter ending October 31	1.84		1.33	1.53
Year	$4.78		$4.41	$4.63

In-the-money stock options are included in shares outstanding using the “treasury stock method” for calculating common stock equivalents. We estimate that the share count for determining diluted earnings per share for fiscal 2006 will be approximately (in thousands):

	2005 Actual	2006 Actual	2006 Estimated

Quarter ended January 31	166,084	167,027
Quarter ended April 30	169,352	165,727
Quarter ended July 31	169,483	163,514
Quarter ending October 31	168,930		163,500
Year	168,552		164,940

OVERVIEW OF FISCAL 2007

In fiscal 2007, we expect traditional home sales unit deliveries to be between 7,000 and 8,000 homes and the average delivered price will be between $635,000 and $645,000. For the quarter ending January 31, 2007, traditional home sales unit deliveries are expected to be between 1,500 and 1,800 homes with an average delivered price between $640,000 and $650,000. In addition, we expect revenues recognized using the percentage of completion accounting method to range between $450 million and $550 million for fiscal 2007 and $75 million and $100 million for the quarter ending January 31, 2007.

FORWARD LOOKING STATEMENT

Certain information included herein and in other Company reports, SEC filings, statements and presentations is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning anticipated operating results, financial resources, changes in revenues, changes in profitability, interest expense, growth and expansion, anticipated income to be realized from our investments in unconsolidated entities, the ability to acquire land, the ability to secure governmental approvals and the ability to open new communities, the ability to sell homes and properties, the ability to deliver homes from backlog, the average delivered price of homes, the ability to secure materials and subcontractors, the ability to maintain the liquidity and capital necessary to expand and take advantage of future opportunities, and stock market valuations. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements and presentations. These risks and uncertainties include local, regional and national economic conditions, the demand for homes, domestic and international political events, uncertainties created by terrorist attacks, the effects of governmental regulation, the competitive environment in which the Company operates, fluctuations in interest rates, changes in home prices, the availability and cost of land for future growth, the availability of capital, uncertainties and fluctuations in capital and securities markets, changes in tax laws and their interpretation, legal proceedings, the availability of adequate insurance at reasonable cost, the ability of customers to finance the purchase of homes, the availability and cost of labor and materials, and weather conditions.